THE GABELLI ABC FUND

                                  ANNUAL REPORT
                                DECEMBER 31, 1999

TO OUR SHAREHOLDERS,

      The leading stock market indices rallied strongly in the fourth quarter of 1999 and finished the year at or near record highs. However, relatively few stocks participated in this year's stock market bonanza. New lows outnumbered new highs on the NYSE by a wide margin throughout much of the year. Growth continued to out-perform value across the market capitalization spectrum and large cap stocks continued to outperform small caps. Technology stocks were the biggest winners, with the tech-heavy Nasdaq Composite outdistancing all other major market indices.

      In this uneven market environment, we are extremely pleased to report that the Fund once again achieved its risk/adjusted return objective.

INVESTMENT PERFORMANCE

      For the fourth quarter ended December 31, 1999, the Gabelli ABC Fund's (the "Fund") total return was 2.38%. The Standard & Poor's ("S&P") 500 Index and Lipper U.S. Treasury Money Market Average had total returns of 14.87% and 1.16%, respectively, over the same period. The S&P 500 Index is an unmanaged indicator of stock market performance, while the Lipper Average reflects the average performance of mutual funds classified in this particular category. The Fund was up 9.00% for 1999. The S&P 500 Index and Lipper U.S. Treasury Money Market Average rose 21.03% and 4.26%, respectively, over the same twelve-month period.

      For the five-year period ended December 31, 1999, the Fund's total return averaged 10.36% annually versus average annual total returns of 28.54% and 4.76% for the S&P 500 Index and Lipper U.S. Treasury Money Market Average,
respectively. Since inception on May 14, 1993 through December 31, 1999, the Fund had a cumulative total return of 86.69%, which equates to an average annual total return of 9.86%.

INVESTMENT RESULTS (a)
--------------------------------------------------------------------------------

                                                           Quarter
                                       ------------------------------------------
                                         1st         2nd        3rd          4th          Year
                                         ---         ---        ---          ---          ----
  1999:   Net Asset Value               $9.65      $10.20     $10.21        $9.44         $9.44
          Total Return                   0.6%        5.7%       0.1%         2.4%          9.0%
----------------------------------------------------------------------------------------------------
  1998:   Net Asset Value              $10.64      $10.68     $10.16        $9.59         $9.59
          Total Return                   4.0%        0.4%      (4.9)%       11.9%         11.1%
----------------------------------------------------------------------------------------------------
  1997:   Net Asset Value               $9.98      $10.45     $10.74       $10.23        $10.23
          Total Return                   1.4%        4.7%       2.8%         3.3%         12.8%
----------------------------------------------------------------------------------------------------
  1996:   Net Asset Value              $10.10      $10.16      $9.77        $9.84         $9.84
          Total Return                   4.1%        0.6%       0.8%         2.2%          7.8%
---------------------------------------------------------------------------------------------------
  1995:   Net Asset Value               $9.94      $10.14     $10.41        $9.71         $9.71
          Total Return                   3.9%        2.0%       2.7%         2.2%         11.2%
----------------------------------------------------------------------------------------------------
  1994:   Net Asset Value              $10.12      $10.11     $10.42        $9.57         $9.57
          Total Return                   0.9%       (0.1)%      3.1%         0.6%          4.5%
----------------------------------------------------------------------------------------------------
  1993:   Net Asset Value                 __       $10.10     $10.63       $10.03        $10.03
          Total Return                    __         1.0%(b)    5.2%         2.6%          9.1%(b)
----------------------------------------------------------------------------------------------------


----------------------------------------------
Average Annual Returns - December 31, 1999 (a)
----------------------------------------------
  1 Year ..............  9.00%
  5 Year .............. 10.36%
  Life of Fund (b) ....  9.86%
----------------------------------------------

                       Dividend History
---------------------------------------------------------------
Payment (ex) Date        Rate Per Share     Reinvestment Price
---------------------------------------------------------------
December 27, 1999            $1.000               $ 9.32
December 28, 1998            $1.763               $ 9.50
December 29, 1997            $0.860               $10.17
December 27, 1996            $0.146               $ 9.83
September 30, 1996           $0.470               $ 9.77
December 28, 1995            $0.930               $ 9.71
December 28, 1994            $0.910               $ 9.52
December 31, 1993            $0.880               $10.03

 (a)Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses. The net asset value of the Fund is reduced on the ex-dividend (payment) date by the amount of the dividend paid. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. (b) From commencement of investment operations on May 14, 1993.
--------------------------------------------------------------------------------

WHAT WE DO

      The Gabelli ABC Fund, with its unique Performance Guaranty Program, was created in 1993 for conservative investors who had been reluctant to participate in the equity markets. In other words, it was a vehicle to allow investors to "get their feet wet" in the stock market without risking loss of capital. We see ourselves as an "enhanced money market". Our approach has been to maintain a diversified portfolio of value-oriented equities, convertible preferred

[Graphics of Pyramid omitted--text as follows]
EPS
PMV
MANAGEMENT
CASH FLOW
RESEARCH
[End of Pyramid text]

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE GABELLI ABC FUND,
     THE LIPPER U.S. TREASURY MONEY MARKET AVERAGE and THE S&P 500 INDEX

[GRAPH OMITTED]

                                Lipper
            Gabelli ABC         U.S. Treasury
            Fund                Money Market Average     S&P 500 Index

5/14/93      $10,000            $10,000                  $10,000
12/93         10,910             10,163                   10,659
12/94         11,401             10,530                   10,798
12/95         12,278             11,091                   14,858
12/96         13,667             11,618                   18,275
12/97         15,410             12,139                   24,370
12/98         17,127             12,706                   31,374
12/99         18,668             13,247                   37,972

* PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

stocks, convertible bonds and U.S. government securities. Conceptually,the upside potential of stocks would help produce greater total return potential than a straight bond or government securities fund and the risk in the equity portion of the portfolio would be diminished by the combination of lower risk convertible securities and virtually risk free U.S. Treasury bills. To date, this approach has worked quite well. Although we have indefinitely suspended the Performance Guaranty Program, we believe the Fund's investment strategy can continue to produce favorable results.

HISTORY OF THE FUND

      The Gabelli ABC Fund was launched on May 14, 1993 with a minimum guaranteed total return of 6% through May 14, 1994. For 1994, 1995 and 1996, 5% Performance Guaranty Programs were in place. These programs were unique because they provided investors the full upside potential of the investment while guaranteeing a minimum total return. Gabelli Funds, Inc.'s fourth Performance Guaranty Program concluded on December 31, 1996. Beginning in 1997, the Performance Guaranty Program was suspended but the Fund's annual total returns were 12.8%, 11.1% and 9.0% for the ensuing three years. Although the Performance Guaranty Program is not being offered for 2000, the Fund continues striving to achieve the same objectives. During the most recent five-year period in which the S&P 500 Index has delivered 20% plus annual returns, a minimum return guarantee of 5% appeared dull and unattractive. However, in terms of market volatility, the Fund has provided comfort to the risk averse.

COMMENTARY

1999'S HAVE AND HAVE NOT MARKET

      At year-end 1999, many investors were left pondering how and why their individual stock and/or mutual fund portfolios performed so poorly in a year in which all the leading stock market indices posted strong gains. The answer is simple. A relative handful of increasingly popular technology and Internet-related stocks propelled the capitalization weighted market indices higher, while the majority of stocks languished. If you owned these types of companies, you were a winner. If you owned index funds, you earned respectable returns. If you owned most anything else, especially value stocks and most value oriented funds, you had a "dull year".

      In this "have and have not" market, our risk averse allocation among value
oriented  common  stocks,   arbitrage  investments,   and  short  term  Treasury
securities helped preserve and enhance shareholder assets.

THE ECONOMY AND THE MARKET

      The long term bull market in U.S. stocks has been fueled by low inflation, declining interest rates, strong corporate profit growth, and very favorable supply/demand dynamics for equities. As we write, two of the four ingredients that have been propelling the market remain in place. Corporate profits are expanding at an attractive rate and demand for equities continues to outpace supply. However, inflation has moved modestly higher and market interest rates are at two-year peaks.

      Will inflation remain in the current comfort zone? That depends on whether the Federal Reserve can effectively restrain the economy and whether increased productivity can continue to offset rising wages in a tight labor market. At present, nobody (including us) can answer these questions. However, we suspect that if the economy continues to expand at a rate in excess of 5.0% and the job market continues to tighten, there will be more serious inflationary implications and interest rates will move even higher. If this economic scenario unfolds, stocks will likely stall or perhaps correct. If the Federal Reserve succeeds in cooling down the economy and inflation and interest rates stabilize around current levels, stocks could advance in line with corporate earnings growth.

      We believe that the ABC Fund portfolio selections should continue to adequately reward risk averse investors in either of these two economic/market scenarios. We are now enjoying materially higher yields from our short term Treasury securities (cash reserves). Our arbitrage investments continue to be productive on an annualized return basis, while shielding the portfolio from stock market volatility. We believe our common stock portfolio still represents good fundamental value.

THIS YEAR'S SCORECARD

      Our top performers in 1999 come from an eclectic group of industries including wireless communications (CommNet Cellular), utilities (United Water Resources), chemicals (Amphenol Corp.)

and telecommunications (Citizens Utilities). Notable losers include aviation suppliers Aviall and Kaman, insurer Argonaut Group, auto parts manufacturer Federal-Mogul, and gold miner Royal Oak Mines. We were pleased with our stock picking batting average in a year in which the market rewarded relatively few companies and ignored or abandoned most others.

      Since arbitrage plays a major role in our portfolio strategy, we want to share excerpts from an article we prepared for CIGAR AFICIONADO magazine discussing what we believe is now a very exciting investment subject. Additionally, more examples and strategies for arbitrage as an investment opportunity are provided in Gabelli University Press' new book DEALS... DEALS... AND MORE DEALS.


RISK ARBITRAGE--HOW TO PROFIT FROM "THE THIRD WAVE OF TAKEOVERS"(TM)
                                                                 [PHOTO OMITTED]
WE ARE IN THE MIDST OF THE THIRD GREAT WAVE OF MERGERS AND ACQUISITIONS SINCE WORLD WAR II.

       The first wave swelled in the 1960s, with conglomerators like LTV's Jimmy Ling, Gulf & Western's Charles Bluhdorn, and ITT's Harold Geneen merging companies in non-related industries. They did so in an attempt to produce more consistent earnings growth through the ups and downs of the business cycle. The second major wave of takeovers began in the 1980s, when financial engineers including leveraged buyout firms like Kohlberg, Kravis & Roberts, and corporate raiders like T. Boone Pickens used junk debt to gobble up undervalued companies and then dismember them for a profit. This second wave broke as financially unrealistic deals like the proposed leveraged buyout ("LBO") of United Airlines fell apart, the junk bond market collapsed, and the House of Drexel disintegrated under the weight of a government criminal investigation.

      The third great wave of mergers and acquisitions is being driven by consolidators--companies in a wide range of industries buying competitors in order to extend their franchises, trim costs and increase profitability. We trace the beginning of this wave to March 14, 1994, when much admired General Electric Chairman Jack Welch launched a hostile bid to buy Kemper Insurance - signaling that deals were once again respectable. This Third Wave will continue to gain momentum as companies worldwide jockey for market position and profits in the increasingly competitive global economy.

THERE ARE TWO WAYS INVESTORS CAN TAKE ADVANTAGE OF MERGER AND ACQUISITION ACTIVITY.

      The first is buying public shares of likely takeover candidates before the "deal" is announced. Gabelli Asset Management's ability to identify industries ripe for consolidation and our focus on undervalued companies has resulted in a long list of portfolio holdings being taken over at substantial premiums to our purchase prices. The second (and much less known) method is through risk arbitrage. It would take a book to detail all the complexities of risk arbitrage. In this article, I'll provide the basics, and more importantly, the reasons why I believe risk arbitrage is such a compelling investment strategy.

      Simply stated, risk arbitrage is investing in a merger or acquisition target after the deal has been announced and pocketing the spread between the trading price of the target company following the announcement and the deal price upon closing. This spread is usually relatively narrow--offering a somewhat modest nominal total return. However, since deals generally close in much less than a year's time, this modest total return translates into a much more attractive annualized return.

      The following is a very basic risk arbitrage investment. On March 22, 1999, the NYSE-listed First Data Corp. announced it would pay $25.50 in cash for all the remaining publicly owned shares of Paymentech, Inc. (52.5% of the company would continue to be owned by Bank One, which has a merchant processing alliance with First Data). The deal was expected to close within four months. Following the announcement, we were able to purchase Paymentech shares for $24.02 (the trading price of $24 per share on the day the deal was announced plus 2 cents per share in commissions). The spread between our purchase price and the value of the stock upon closing was 6.2%. The deal closed on July 27, 1999, generating an annualized return of 18.5%.

      This particular arbitrage worked out very well for us. We were able to buy Paymentech shares at a good discount to the final transaction price and the deal closed on schedule. Not all arb investments produce such an attractive annualized return. However, arbitrage portfolios have posted annualized returns in the low to mid teens in the 1990s.

THE GREAT ADVANTAGE OF RISK ARBITRAGE IS THAT IT IS LARGELY A MARKET NEUTRAL STRATEGY--DEALS GET DONE IN GOOD MARKETS AND BAD--THAT CAN DELIVER CONSISTENT RETURNS EVEN IN VOLATILE MARKETS.

      Because  a  conservatively   managed  risk  arbitrage  portfolio  produces
consistent gains, the financial magic of compounding works strongly in its favor. Let me offer two examples of the power of compounding returns.

      Once upon a time, there was a king in a far away land. In order to repay the local sage for saving his daughter's life, the king offered the sage any reward he wished. The sage asked for what appeared to be a modest stipend--one grain of rice - the amount to be doubled each day for 31 days. The sage would receive one grain of rice that day, two the next, four the next, and so on. The king thought nothing of giving away a few grains of rice on a daily basis, but, it was only a matter of weeks before the king's granaries were empty and the sage had become the richest man in the land. After only one month, the king was paying the sage over 1 billion grains of rice a day. In 31 days, one grain became one billion through the magic of compounding.

      The purchase of Manhattan Island from the Indians for just $24 worth of beads is generally considered one of the greatest investments in history. The estimated value of all the real estate in Manhattan today is around $10 trillion dollars. Amazingly, this equates to an annualized compounded return of just 7.4% in the 375 years since the deal was done.

      Of course, arbitrage investments don't compound at 100% daily, and most investors' time horizons are much shorter than the 375 years it took to make the purchase of Manhattan look like such a great deal. But consider the following hypothetical scenario. Alice and Bob both invest $1 million of their

401(k) money in the year 2000. Alice puts her money in a risk arbitragefund that ends up returning 12% each year for the next ten years. Bob puts his money in an aggressive equity fund that gains 20% in eight of the ten years, but is down 20% in year one and year six. In 2010, Alice has $3.1 million compared to Bob's $2.7 million, despite the fact that Bob's returns were almost double Alice's returns in eight of the ten years.

      Are we shortchanging Bob in this scenario? After all, the stock market has had only one down year in the last 10, and over that time period, the S&P 500 has posted an average annual gain of 20%. True enough. However, the long term average annualized return from stocks is just over 11%, and I suggest that over the next ten years, equity returns will more closely resemble the historic norms. I would also opine that these returns will be accompanied by considerable volatility--yes, major corrections and perhaps a full scale bear market. Are Alice's arb fund returns realistic? Remember, risk arbitrage returns are impacted by deal flow, not the direction of the stock market. If deal flow continues to be as robust as we anticipate over the next ten years, arb funds have the potential to deliver consistent annual returns in the low to mid teens. So, this hypothetical scenario may prove remarkably accurate.

AT THIS JUNCTURE, YOU MAY BE WONDERING WHERE IS THE RISK IN RISK ARBITRAGE?

      The biggest risk in risk arbitrage is that announced deals will not be consummated and that the stock of the company to be acquired will sink following a bust up in the deal. In fact, in virtually every individual risk arbitrage investment, upside potential is dwarfed by downside risk. One old time pundit said it best ... "arbitrage is the only business we know where you risk dollars to make nickels." The second biggest risk is that the deal may take much longer to close than first anticipated, turning an attractive annualized gain into a much more modest return.

      Deals do break for a variety of reasons and a busted deal generally means a big loss. However, during this third great wave of mergers and acquisitions, 96.5% of all announced deals have been consummated. That puts the odds in the arbritrageur's favor, particularly if he or she knows how to analyze a deal in a manner that helps avoid most, if not all, of the inevitable potholes. An adequately diversified arbitrage portfolio is a must. A diversified arb portfolio can withstand the large loss from a broken deal and still generate a positive return. Regarding the timing issue, deals do get stretched out, but provided one is not investing with leverage or having to bear the cost of a short position in a stock swap deal, this generally results in a more modest gain rather than a loss. Due to the complexities of most deals and because broad diversification is absolutely essential, in my opinion, risk arbitrage is best left to organizations with research and trading expertise and sufficient assets to support a fully diversified arb portfolio.

      But, just because you can't do it at home, doesn't mean that investors shouldn't take advantage of this relatively low risk strategy to create wealth through the magic of compounding returns. There are numerous arbitrage partnerships open to individual investors.

      So, when the next deal is announced, remember it is still not too late to buy and earn an attractive return on your investment.

LET'S TALK STOCKS

      The following are stock specifics on selected holdings of our Fund. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend which we believe will develop over time.

BUSH BOAKE ALLEN INC. (BOA - $24.5625 - NYSE) is a major, international flavor, fragrance and aroma chemical company as well as a producer of fine chemicals and chemical intermediates for industrial and agricultural applications. The company conducts business on six continents and has 63 locations in 39 countries worldwide. Flavors produced by Bush Boake Allen are used in beverages, dairy products, baked goods, confectionery items and processed foods. BOA's fragrance compounds are used by consumer product manufacturers in perfumes and colognes, soaps, detergents and cleaners, air fresheners, cosmetics and a variety of personal care products.

CITIZENS UTILITIES CO. (CZN - $14.1875 - NYSE) provides telecommunications services and public services to approximately 1.8 million customers in 21 states. Citizens owns 83% of Electric Lightwave (ELIX - $18.75 - Nasdaq), a competitive local exchange carrier ("CLEC") serving primarily the western U.S. Last year, management authorized the separation of Citizens' telecommunications businesses and public services businesses into two stand-alone, publicly traded companies. Recently, CZN announced agreements to acquire about 900,000 rural access lines in 11 states for $2.8 billion. CZN intends to finance the transactions by divesting its public services operations. It has already announced the sale of its water operations to American Water Resources for $835 million. The company has sold its 16% stake in Centennial Cellular Corp. for approximately $205 million. Citizens has monetized its ownership of Century Communications' (CTYA - $45.625 - Nasdaq) stock and cable operations through a sale to Adelphia Communications for approximately $220 million.

EASTERN ENTERPRISES (EFU - $57.4375 - NYSE) owns and operates Boston Gas Company, Colonial Gas Company, Essex Gas Company, Midland Enterprises, and ServicEdge Partners. Upon completion of the pending merger with EnergyNorth, Eastern will serve over 800,000 residential, commercial and industrial natural gas customers in Massachusetts and New Hampshire. Midland Enterprises, headquartered in Cincinnati, Ohio, is the leading carrier of coal and a major carrier of other dry bulk cargoes on the nation's inland waterways, with a fleet of 2,399 barges and 87 towboats. ServicEdge is the largest unregulated provider of residential HVAC equipment installation and service to customers in Massachusetts. Eastern Enterprises has signed a definite merger agreement under which KeySpan Energy will acquire all the common stock of Eastern Enterprises for $64.00 per share in cash.

KAMAN CORP. (KAMNA - $12.875 - NASDAQ), founded in 1945, is a pioneer in the helicopter industry. Aircraft manufacturing remains the core of the business. Kaman services both commercial and government markets with helicopters and aircraft components. The company also produces specialized, high-value niche market products and services which tend to be technological leaders in their markets. Kaman Industrial Technologies, located in Windsor, Connecticut is one of the largest industrial distributors of replacement parts, including bearings, power transmission, motion control and materials handling components to nearly every section of industry in North America. Kaman Music, headquartered in Bloomfield, Connecticut, is one of the largest distributors of music instruments in the world, distributing more than 13,000 items, including violins, horns, guitars, drums and accessories to music retailers throughout North America.

LIBERTY CORP. (LC - $42.1875 - NYSE), headquartered in Greenville, S.C., is a holding company with operations in broadcasting and insurance. Liberty's Cosmos Broadcasting owns and operates eleven network affiliated television stations in the Southeast and Midwest. Six stations are affiliated with NBC, three with ABC and two with CBS. These stations serve more than four million households. Liberty Life is a regional insurer, with North Carolina, South Carolina and Louisiana accounting for more than 50% of its premium volume. The insurance segment specializes in providing agency (home service) and mortgage protection, life and health insurance. In February 1999, Liberty hired an investment banker and began a strategic review which may result in a spinoff.

SPRINT CORP. (FON.A - $74.25 - NYSE) is the third largest long distance carrier and the second largest independent local telephone company in the U.S. Sprint has positioned itself globally through a joint venture called GlobalOne. Its joint venture partners, France Telecom and Deutsche Telekom, also have a direct 20% stake in Sprint. FON faces risks from prospective new entrants in its long distance business which may be offset by the "ION" high bandwith network that the company is developing, and by other new services. On October 5, 1999, MCI WorldCom announced plans to acquire Sprint for $125 billion in stock and cash. The transaction is expected to close in about 12 months upon regulatory approval. Sprint PCS group is the leading all digital personal communications services ("PCS") carrier in the U.S. with over four million customers and licenses covering over 230 million people. Sprint PCS will be acquired as part of MCI WorldCom's (WCOM - $53.0625 - Nasdaq) acquisition of Sprint Corp.

WICOR INC. (WIC - $29.1875 - NYSE), headquartered in Milwaukee, is a diversified holding company whose subsidiaries provide natural gas distribution and manufacture pumps and fluid processing equipment, including filtration equipment. WICOR is the parent of Wisconsin Gas Company, which is the state's largest gas utility serving about 530,000 customers. In June, WICOR agreed to be acquired by Wisconsin Energy Corporation (WEC - $19.25 - NYSE) for approximately $1.275 billion plus the assumption of $230 million of Wicor debt. The combined companies will serve over one million electric customers in Wisconsin and Michigan's Upper Peninsula and serve more than 920,000 gas customers.

MINIMUM INITIAL INVESTMENT - $1,000

      The Fund's minimum initial investment for both regular and retirement accounts is $1,000. There are no subsequent investment minimums. No initial minimum is required for those establishing an Automatic Investment Plan. Additionally, The Gabelli ABC Fund and other Gabelli Funds are available through the no-transaction fee programs at many major discount brokerage firms.

INTERNET

      You can now visit us on the Internet. Our home page at http://www.gabelli.com contains information about Gabelli Asset Management Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at info@gabelli.com.

IN CONCLUSION

      Although the major stock market indices once again posted attractive gains, the breadth of the market continued to deteriorate. In 1999, more stocks declined than advanced, and if you exclude richly priced technology stocks, most market indices would have been flat to down. Following rising interest rates, bonds experienced their worst year since regular sales of these securities began 22 years ago, posting total return losses for the year. In this very challenging year for the financial markets, we are pleased that the ABC Fund portfolio once again rewarded shareholders with respectable gains.

      The Fund's daily net asset value is available in the financial press and each evening after 6:00 PM (Eastern Time) by calling 1-800-GABELLI (1-800-422-3554). The Fund's Nasdaq symbol is GABCX. Please call us during the business day for further information.

                                                        Sincerely,

                                                        /s/ SIGNTAURE
                                                        MARIO J. GABELLI, CFA
                                                        Portfolio Manager and
                                                        Chief Investment Officer

January 31, 2000


--------------------------------------------------------------------------------
                                TOP TEN HOLDINGS
                                DECEMBER 31, 1999
                                -----------------

        Air Express International Corp.         Aquarion Co.
        WICOR Inc.                              Southwest Gas Corp.
        CommNet Cellular Inc.                   Hannaford Bros. Co.
        United Water Resources Inc.             Catellus Development Corp.
        MidAmerican Energy Holdings Co.         Sprint Corp.
--------------------------------------------------------------------------------

NOTE: The views expressed in this report reflect those of the portfolio manager, only through the end of the period stated in this report. The manager's views are subject to change at any time based on market and other conditions.

THE GABELLI ABC FUND
PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 1999
--------------------------------------------------------------------------------
                                                         MARKET
 SHARES                                COST              VALUE
 ------                               ------            --------

        COMMON STOCKS -- 66.5%
        AEROSPACE-- 0.1%
 1,000  Northrop Grumman Corp. .   $     55,050       $    54,063
                                   ------------       -----------
        AUTOMOTIVE: PARTS AND ACCESSORIES -- 0.6%
12,000  Federal-Mogul Corp. ....        339,600           241,500
                                   ------------       -----------

        AVIATION: PARTS AND SERVICES -- 1.5%
25,000  Aviall Inc.+ ...........        371,793           204,687
17,000  Fairchild Corp., Cl. ...        325,336            14,062
 7,000  Hi-Shear Industries Inc.         10,215            16,187
22,000  Kaman Corp., Cl. A .....        395,473           283,250
                                   ------------       -----------
                                      1,102,817           658,186
                                   ------------       -----------
        BROADCASTING -- 0.4%
 2,500  Liberty Corp. ..........        121,108           105,469
 1,000  Salem Communications
         Corp., Cl. A+ .........         19,812            22,625
   500  Spanish Broadcasting
         System Inc.+ ..........         10,000            20,125
                                    -----------        ----------
                                        150,920           148,219
                                    -----------        ----------
        BUILDING AND CONSTRUCTION -- 0.2%
10,000  Robertson-Ceco Corp. ...         98,725            98,750
                                    -----------        ----------
        BUSINESS SERVICES -- 1.8%
20,000  Cendant Corp.+ .........        415,158           531,250
 2,580  Fisher Scientific
         International Inc.+ ...         24,892            93,202
16,000  National Processing Inc.+       141,441           142,000
 2,580  ProcureNet Inc.+ .......                              387
                                    -----------        ----------
                                        581,491           766,839
                                    -----------        ----------
        COMMUNICATIONS EQUIPMENT -- 0.1%
 5,000  Dynatech Corp.+ ........        122,000            33,750
   500  L-3 Communications
         Holdings Inc.+ ........         11,000            20,812
                                    -----------        ----------
                                        133,000            54,562
                                    -----------        ----------
        COMPUTER SOFTWARE AND SERVICES -- 0.0%
 1,938  DecisionOne Holdings Corp.+       7,141               969
                                    -----------        ----------
        CONSUMER PRODUCTS -- 1.1%
12,500  Carter-Wallace Inc. ....        147,694           224,219
28,442  Syratech Corp.+ ........        907,944           227,536
                                    -----------        ----------
                                      1,055,638           451,755
                                    -----------        ----------
        DIVERSIFIED INDUSTRIAL -- 0.5%
 6,000  Ampco-Pittsburgh Corp. .         69,606            60,750
11,000  Katy Industries Inc. ...        250,300            95,562
 4,000  WHX Corp.+ .............         41,825            36,000
                                    -----------        ----------
                                        361,731           192,312
                                    -----------        ----------

                                                        MARKET
 SHARES                                   COST           VALUE
 ------                                  ------        --------
        ENERGY AND UTILITIES: ELECTRIC -- 3.9%
65,000  El Paso Electric Co.+ ..     $   529,438      $  637,812
10,000  Florida Progress Corp. .         469,801         423,125
10,000  New England Electric System      492,590         517,500
 5,000  St. Joseph Light & Power Co.     102,750         102,500
                                     -----------      ----------
                                       1,594,579       1,680,937
                                     -----------      ----------
        ENERGY AND UTILITIES: INTEGRATED -- 5.5%
22,000  Florida Public Utilities Co.     329,010         374,000
20,000  MCN Energy Group Inc. ..         486,000         475,000
45,000  MidAmerican Energy
         Holdings Co.+ .........       1,500,687       1,515,937
   286  Sierra Pacific Resources           7,458           4,951
                                     -----------      ----------
                                       2,323,155       2,369,888
                                     -----------      ----------
        ENERGY AND UTILITIES: NATURAL GAS -- 9.9%
20,000  AGL Resources Inc. .....         363,454         340,000
 1,500  Berkshire Energy Resources        52,500          52,500
10,000  Eastern Enterprises ....         565,500         574,375
 2,500  Piedmont Natural Gas Co. Inc.     83,406          75,625
 1,000  Public Service Co. of
         North Carolina ........          29,487          32,312
40,000  Southwest Gas Corp. ....         983,350         920,000
 2,000  Valley Resources Inc. ..          44,600          44,500
75,000  WICOR Inc. .............       2,083,601       2,189,062
                                   -------------      ----------
                                       4,205,898       4,228,374
                                   -------------      ----------
        ENERGY AND UTILITIES: WATER -- 9.0%
39,900  Aquarion Co. ...........       1,435,664       1,476,300
 3,000  E'Town Corp. ...........         186,525         186,750
 4,000  SJW Corp. ..............         476,612         481,000
50,000  United Water Resources Inc.    1,520,822       1,709,375
                                   -------------      ----------
                                       3,619,623       3,853,425
                                   -------------      ----------
        ENTERTAINMENT -- 1.4%
 9,000  Fisher Companies Inc. ..         625,306         555,750
 1,000  Liberty Media Group, Cl. A+       18,625          56,750
                                   -------------      ----------
                                         643,931         612,500
                                   -------------      ----------
        EQUIPMENT AND SUPPLIES -- 1.2%
 3,500  Amphenol Corp., Cl. A+ .          98,857         232,969
 7,674  Juno Lighting Inc. .....         129,390          79,618
10,000  UCAR International Inc.+         186,256         178,125
                                   -------------      ----------
                                         414,503         490,712
                                   -------------      ----------


                 See accompanying notes to financial statements.

THE GABELLI ABC FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- DECEMBER 31, 1999
--------------------------------------------------------------------------------
                                                            MARKET
 SHARES                                   COST              VALUE
 ------                                  ------            --------

         COMMON STOCKS (CONTINUED)
         FINANCIAL SERVICES -- 2.7%
  1,500  Allstate Corp. .........      $   39,638         $    36,000
 31,900  Argonaut Group Inc. ....       1,062,737             634,012
  3,000  Foremost Corp.
           of America ............         84,150              85,125
  5,000  Leucadia National Corp.          174,181             115,625
  5,000  Pioneer Group Inc.+ ....          87,805              78,750
  7,000  Terra Nova (Bermuda)
           Holdings Ltd., Cl. A ..        214,413             210,000
                                       ----------         -----------
                                        1,662,924           1,159,512
                                       ----------         -----------
         FOOD AND BEVERAGE -- 0.2%
 30,000  Advantica Restaurant
           Group Inc.+ ............       320,182              52,500
  3,000  Whitman Corp. ............        52,228              40,313
                                       ----------         -----------
                                          372,410              92,813
                                       ----------         -----------
         HEALTH CARE -- 0.4%
  4,500  Life Technologies Inc. .         167,906             191,813
                                       ----------         -----------
         HOME FURNISHINGS -- 0.5%
320,000  Carlyle Industries Inc.+         150,016             200,000
  8,000  O'Sullivan Industries
          Holdings Inc.+ ........           4,750               4,080
                                       ----------         -----------
                                          154,766             204,080
                                       ----------         -----------
         HOTELS AND GAMING -- 0.1%
  2,500  Boca Resorts Inc., Cl. A+         18,875              24,375
                                       ----------         -----------
         METALS AND MINING -- 0.0%
 10,000  Royal Oak Mines Inc.+ ..          11,858                 416
                                       ----------         -----------
         PUBLISHING -- 0.1%
    900  Penton Media Inc. ......          20,239              21,600
                                       ----------         -----------
         REAL ESTATE -- 2.6%
 70,000  Catellus Development Corp.+    1,175,673             896,875
 20,000  Griffin Land &
           Nurseries Inc.+ .......        322,381             230,000
  3,169  HomeFed Corp.+ .........             567               2,773
                                       ----------         -----------
                                        1,498,621           1,129,648
                                       ----------         -----------

                                                             MARKET
 SHARES                                   COST               VALUE
--------                                 ------             --------

         REAL ESTATE INVESTMENT TRUSTS -- 1.3%
 50,000  Imperial Credit Commercial
           Mortgage Investment Corp.   $   513,562        $   568,750
                                       -----------        -----------
         RETAIL -- 3.8%
120,000  Bruno's Inc.+ ..........           76,300             16,800
 30,000  Catherines Stores Corp.+          613,094            630,000
 13,000  Hannaford Bros. Co. ....          935,504            901,063
  8,000  Lillian Vernon Corp. ...          132,815             89,000
                                       -----------        -----------
                                         1,757,713          1,636,863
                                       -----------        -----------
         SATELLITE -- 0.5%
 10,000  COMSAT Corp. ...........          205,500            198,750
                                       -----------        -----------
         SPECIALTY CHEMICALS -- 0.4%
  7,000  Bush Boake Allen Inc.+ .          207,887            171,938
                                       -----------        -----------
         TELECOMMUNICATIONS -- 1.8%
 30,603  Citizens Utilities Co., Cl. B+    301,244            434,180
  9,500  Shenandoah
           Telecommunications Co.          214,381            320,625
  3,000  Telegroup Inc.+ ........               32                  3
                                       -----------        -----------
                                           515,657            754,808
                                       -----------        -----------
         TRANSPORTATION -- 10.2%
135,000  Air Express
          International Corp. ....       4,347,500          4,362,188
                                       -----------        -----------
         WIRELESS COMMUNICATIONS -- 4.7%
  2,000  American Tower Corp., Cl. A+       31,009             61,125
 60,500  CommNet Cellular Inc.+ ....     1,433,787          1,943,563
                                       -----------        -----------
                                         1,464,796          2,004,688
                                       -----------        -----------
         TOTAL COMMON STOCKS            29,608,016         28,425,233
                                       -----------        -----------

         PREFERRED STOCKS -- 3.8%
         DIVERSIFIED INDUSTRIAL -- 1.2%
 11,000  WHX Corp.,
          6.50% Cv. Pfd., Ser. A ....      519,237            356,813
  6,000  WHX Corp.,
          $3.75 Cv. Pfd., Ser. B ....      259,432            154,875
                                       -----------        -----------
                                           778,669            511,688
                                       -----------        -----------


                 See accompanying notes to financial statements.

THE GABELLI ABC FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- DECEMBER 31, 1999
--------------------------------------------------------------------------------
                                                             MARKET
 SHARES                                   COST               VALUE
--------                                 ------             --------

          PREFERRED STOCKS (CONTINUED)
          TELECOMMUNICATIONS -- 2.6%
    4,000 Citizens Utilities Co.,
           5.00% Cv. Pfd. ..........    $   194,320        $   225,500
   12,000 Sprint Corp.,
           8.25% Cv. Pfd. ..........        444,208            891,000
                                        -----------        -----------
                                            638,528          1,116,500
                                        -----------        -----------
          TOTAL PREFERRED STOCKS          1,417,197          1,628,188
                                       -----------        -----------
PRINCIPAL
  AMOUNT
---------

          CORPORATE BONDS -- 0.1%
          RETAIL-- 0.0%
 $200,000 RDM Sports Group Inc., Cv.
           8.00%, 08/15/03 .........         25,866             18,000
                                        -----------        -----------
          TRANSPORTATION -- 0.1%
  850,000 Builders Transport Inc., Cv.
           6.50%, 05/01/11 .........         40,956             12,750
  140,000 WorldCorp. Inc.,
           Sub. Deb. Cv.,
           7.00%, 05/15/04 .........         25,192             23,800
                                        -----------        -----------
                                             66,148             36,550
                                        -----------        -----------
          TOTAL CORPORATE BONDS              92,014             54,550
                                        -----------        -----------

          U.S. GOVERNMENT OBLIGATIONS -- 4.8%
2,080,000 U.S. Treasury Bills,
           5.30% to 5.42%++,
           due 03/16/00 to 03/23/00      2,055,575          2,057,019
                                       -----------        -----------


                                                             MARKET
                                           COST              VALUE
                                          ------           ---------
TOTAL INVESTMENTS -- 75.2%             $33,172,802         $32,164,990
                                       ===========
              OTHER ASSETS AND
               LIABILITIES (NET) -- 24.8% ...........       10,618,497
                                                           -----------
              NET ASSETS-- 100.0%
               (4,532,793 shares outstanding) ......       $42,783,487
                                                           ===========
              NET ASSET VALUE,
               OFFERING AND REDEMPTION
               PRICE PER SHARE .....................             $9.44
                                                                 =====
 -----------------
              For Federal tax purposes:
              Aggregate cost .......................      $ 33,184,803
                                                          ============
              Gross unrealized appreciation ........       $ 2,436,547
              Gross unrealized depreciation ........        (3,456,360)
                                                          ------------
              Net unrealized appreciation ..........      $ (1,019,813)
                                                          ============
 -----------------
+  Non-income producing security.
++ Represents annualized yield at date of purchase.

                 See accompanying notes to financial statements.

                              THE GABELLI ABC FUND
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1999
--------------------------------------------------------------------------------
ASSETS:
  Investments, at value (Cost $33,172,802) ............   $32,164,990
  Dividends and interest receivable ...................        67,547
  Receivable for investments sold .....................       864,000
  Receivable for Fund shares sold .....................    10,001,000
                                                          -----------
  TOTAL ASSETS ........................................    43,097,537
                                                          -----------
LIABILITIES:
  Payable for Fund shares redeemed ....................       175,851
  Payable for investment advisory fees ................        39,295
  Payable for distribution fees .......................         9,824
  Payable to custodian ................................        19,548
  Other accrued expenses ..............................        69,532
                                                          -----------
  TOTAL LIABILITIES ...................................       314,050
                                                          -----------
  NET ASSETS applicable to 4,532,793
    shares outstanding ................................   $42,783,487
                                                          ===========

NET ASSETS CONSIST OF:
  Capital stock, at par value .........................        $4,533
  Additional paid-in capital ..........................    43,798,767
  Distributions in excess of net realized
    gain on investments ...............................       (12,001)
  Net unrealized depreciation on investments ..........    (1,007,812)
                                                          -----------
  TOTAL NET ASSETS ....................................   $42,783,487
                                                          ===========
  NET ASSET VALUE, offering and redemption
    price per share ($42,783,487 / 4,532,793
    shares outstanding; 1,000,000,000 shares
    authorized of $0.001 par value) ...................         $9.44
                                                                =====

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1999
----------------------------------------------------------
INVESTMENT INCOME:
  Dividends ........................   $   683,081
  Interest .........................     1,362,414
                                       -----------
  TOTAL INVESTMENT INCOME ..........     2,045,495
                                       -----------
EXPENSES:
  Investment advisory fees .........       718,694
  Distribution fees ................       179,687
  Shareholder communications expenses       47,169
  Shareholder services fees ........        34,335
  Legal and audit fees .............        26,917
  Registration fees ................        26,689
  Custodian fees ...................        14,607
  Directors' fees ..................         7,566
  Miscellaneous expenses ...........         4,334
                                       -----------
  TOTAL EXPENSES ...................     1,059,998
                                       -----------
  NET INVESTMENT INCOME ............       985,497
                                       -----------
NET REALIZED AND UNREALIZED GAIN
  ON INVESTMENTS:
  Net realized gain on investments .     5,778,370
  Net change in unrealized depreciation
    on investments .................      (903,185)
                                       -----------
  NET REALIZED AND UNREALIZED GAIN
    ON INVESTMENTS .................     4,875,185
                                       -----------
  NET INCREASE IN NET ASSETS RESULTING
    FROM OPERATIONS ................    $5,860,682
                                       ===========

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------


                                                                  Year Ended            Year Ended
                                                               December 31, 1999     December 31, 1998
                                                               -----------------     -----------------
OPERATIONS:

   Net investment income ..............................        $    985,497          $    486,648
   Net realized gain on investments ...................           5,778,370             3,415,128
   Net change in unrealized depreciation on investments            (903,185)           (1,144,585)
                                                               ------------          ------------
   NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS           5,860,682             2,757,191
                                                               ------------          ------------
DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income ..............................            (463,667)             (480,873)
   In excess of net investment income .................                  --                (8,540)
   Net realized gain on investments ...................          (2,734,053)           (3,418,797)
   In excess of net realized gain on investments ......                  --               (13,798)
                                                               ------------         -------------
  TOTAL DISTRIBUTIONS TO SHAREHOLDERS .................          (3,197,720)           (3,922,008)
                                                               ------------         -------------
CAPITAL SHARE TRANSACTIONS:
   Net increase in net assets from capital share transactions       762,387             5,294,948
                                                               ------------         -------------
  NET INCREASE IN NET ASSETS ..........................           3,425,349             4,130,131
NET ASSETS:

   Beginning of period ................................          39,358,138            35,228,007
                                                               ------------         -------------
   End of period ......................................        $ 42,783,487         $  39,358,138
                                                               ============         =============

                 See accompanying notes to financial statements.

THE GABELLI ABC FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. ORGANIZATION. The Gabelli ABC Fund (the "Fund"), a series of Gabelli Investor Funds, Inc. (the "Corporation"), was organized on October 30, 1992 as a Maryland corporation. The Fund is a non-diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund's primary objective is to achieve total returns that are attractive to investors in various market conditions without excessive risk of capital loss. The Fund commenced investment operations on May 14, 1993.

2. SIGNIFICANT ACCOUNTING POLICIES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION. Portfolio securities listed or traded on a nationally recognized securities exchange, quoted by the National Association of Securities Dealers Automated Quotations, Inc. ("Nasdaq") or traded on foreign exchanges are valued at the last sale price on that exchange as of the close of business on the day the securities are being valued (if there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day, except for open short positions, which are valued at the last asked price). All other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest average of the bid and asked prices. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the "Adviser"). Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board of Directors. Short term debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Directors determine such does not reflect the securities' fair value, in which case these securities will be valued at their fair value as determined by the Directors. Debt instruments having a maturity greater than 60 days are valued at the highest bid price obtained from a dealer maintaining an active market in those securities. Options are valued at the last sale price on the exchange on which they are listed. If no sales of such options have taken place that day, they will be valued at the mean between their closing bid and asked prices.

REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with primary government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System or with other brokers or dealers that meet credit guidelines established by the Directors. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. The Fund will always receive and maintain securities as collateral whose market value, including accrued interest, will be at least equal to 100% of the dollar amount invested by the Fund in each agreement. The Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer of the collateral to the account of the custodian. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-

THE GABELLI ABC FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

to-market on a daily basis to maintain the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

FUTURES CONTRACTS. The Fund may engage in futures contracts for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin". Subsequent payments ("variation margin") are made or received by the Fund each day, depending on the daily fluctuation of the value of the contract. The daily changes in the contract are included in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed. At December 31, 1999, there were no open futures contracts.

There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded as earned. Dividend income is recorded on the ex-dividend date.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital  gain  distributions  are  determined  in  accordance  with  income  tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences, distributions that were deemed to be made upon redemption of shares and differing characterization of distributions made by the Fund.

For the year ended December 31, 1999, reclassifications were made to decrease accumulated undistributed net investment income for $521,830 and decrease distributions in excess of net realized gain on investments for $3,035,516 with an offsetting adjustment to additional paid-in capital.

PROVISION FOR INCOME TAXES. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As a result, a Federal income tax provision is not required.

3. INVESTMENT ADVISORY AGREEMENT. The Fund has entered into an investment advisory agreement (the "Advisory Agreement") with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of the Fund's average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund's portfolio, oversees the administration of all aspects of the Fund's business and affairs and pays the compensation of all Officers and Directors of the Fund who are its affiliates.

THE GABELLI ABC FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

4. DISTRIBUTION PLAN. The Fund's Board of Directors has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. For the year ended December 31, 1999, the Fund incurred distribution costs payable to Gabelli & Company, Inc., an affiliate of the Adviser, of $179,687, or 0.25% of average daily net assets, the annual limitation under the Plan. Such payments are accrued daily and paid monthly.

5. PORTFOLIO SECURITIES. Purchases and sales of securities for the year ended December 31, 1999, other than short term securities, aggregated $277,450,777 and $278,397,420, respectively.

6. TRANSACTIONS WITH AFFILIATES. During the year ended December 31, 1999, the Fund paid brokerage commissions of $289,027 to Gabelli & Company, Inc. and its affiliates.

7. LINE OF CREDIT. The Fund has access to an unsecured line of credit up to $25,000,000 from the custodian for temporary borrowing purposes. Borrowings under this arrangement bear interest at 0.75% above the Federal Funds rate on outstanding balances. There were no borrowings against the line of credit during the year ended December 31, 1999.

8. CAPITAL STOCK TRANSACTIONS. Transactions in shares of capital stock were as follows:

                                                       Year Ended                        Year Ended
                                                    December 31, 1999                 December 31, 1998
                                              ----------------------------      -----------------------------
                                                Shares           Amount           Shares            Amount
                                              ----------      ------------      ----------       ------------
Shares sold ................................   8,133,675      $ 79,459,417       6,122,609       $ 62,705,757
Shares issued upon reinvestment of dividends     331,243         3,087,197         313,982          2,982,885
Shares redeemed ............................  (8,037,283)       81,784,227)     (5,773,794)       (60,393,694)
                                              ----------     -------------      ----------       ------------
    Net increase ...........................     427,635      $    762,387         662,797       $  5,294,948
                                              ==========     =============      ==========       ============

THE GABELLI ABC FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Selected data for a share of capital stock outstanding throughout each period:

                                                           Year Ended December 31,
                                              -----------------------------------------------
                                               1999      1998       1997      1996      1995
                                              ------    ------     ------    ------    ------
OPERATING PERFORMANCE:
   Net asset value, beginning of period ...   $  9.59   $ 10.23    $  9.84   $  9.71   $  9.57
                                              -------   -------    -------   -------   -------
   Net investment income ..................      0.26      0.22       0.08      0.21      0.21
   Net realized and unrealized gain
     on investments .......................      0.59      0.90       1.17      0.54      0.86
                                              -------   -------    -------   -------   -------
                                                 0.85      1.12       1.25      0.75      1.07
                                              -------   -------    -------   -------   -------

DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income ..................     (0.14)    (0.22)     (0.08)    (0.21)    (0.21)
   In excess of net investment income .....        --     (0.00)(a)  (0.01)       --        --
   Net realized gain on investments .......     (0.86)    (1.54)     (0.77)    (0.41)    (0.72)
   In excess of net realized gain
     on investments .......................        --     (0.00)(a)     --        --        --
                                              -------   -------    -------   -------   -------
   Total distributions ....................     (1.00)    (1.76)     (0.86)    (0.62)    (0.93)
                                              -------   -------    -------   -------   -------
   NET ASSET VALUE, END OF PERIOD .........   $  9.44   $  9.59    $ 10.23   $  9.84   $  9.71
                                              =======   =======    =======   =======   =======
   Total return+ ..........................      9.0%     11.1%      12.8%      7.8%     11.2%
                                              =======   =======    =======   =======   =======
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA:

   Net assets, end of period (in 000's) ...   $42,783   $39,358    $35,228   $26,801   $19,862
   Ratio of net investment income
     to average net assets ................     1.37%     1.00%      0.87%     2.11%     1.83%
   Ratio of operating expenses
     to average net assets (b) ............     1.47%     1.69%      2.26%     2.09%     2.10%
   Portfiolio turnover rate ...............      672%      299%       493%      343%      508%

--------------------------------
+ Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends.
(a) Amount represents less than $0.005 per share.
(b) The ratio of operating expenses to average net assets for the years ended December 31, 1998 and 1997 do not include a reduction of expenses for custodian fee credits. Including such credits, the ratios would have been 1.68% and 2.25%, respectively.

                 See accompanying notes to financial statements.

THE GABELLI ABC FUND
REPORT OF GRANT THORNTON LLP, INDEPENDENT AUDITORS
--------------------------------------------------------------------------------
Shareholders and Board of Directors of
The Gabelli ABC Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of The Gabelli ABC Fund (one of the Funds constituting Gabelli Investor Funds, Inc.) as of December 31, 1999, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Gabelli ABC Fund at December 31, 1999, and the results of its operations, the changes in its net assets and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States.

                                              /s/ SIGNATURE
                                              Grant Thorton, LLP

New York, New York
February 11, 2000

--------------------------------------------------------------------------------
                   1999 TAX NOTICE TO SHAREHOLDERS (Unaudited)

For the fiscal year ended December 31, 1999, the Fund paid to shareholders, on December 27, 1999, an ordinary income dividend (comprised of net investment income and short term capital gains) totaling $0.94 per share and long term capital gains totaling $0.06 per share. For the fiscal year ended December 31, 1999, 21.13% of the ordinary income dividend qualifies for the dividend received deduction available to corporations.

U.S. GOVERNMENT INCOME:

The percentage of the ordinary income dividend paid by the Fund during fiscal year 1999 which was derived from U.S. Treasury securities was 43.95%. Such income is exempt from state and local tax in all states. However, many states, including New York and California, allow a tax exemption for a portion of the income earned only if a mutual fund has invested at least 50% of its assets at the end of each quarter of the Fund's fiscal year in U.S. Government securities. The Gabelli ABC Fund did not meet this strict requirement in 1999. Due to the diversity in state and local tax law, it is recommended that you consult your personal tax advisor as to the applicability of the information provided to your specific situation.
--------------------------------------------------------------------------------

                              THE GABELLI ABC FUND
                              One Corporate Center
                            Rye, New York 10580-1434
                                  1-800-GABELLI
                                [1-800-422-3554]
                               FAX: 1-914-921-5118
                            E-MAIL: INFO@GABELLI.COM
                             HTTP://WWW.GABELLI.COM
                (Net Asset Value may be obtained daily by calling
                         1-800-GABELLI after 6:00 P.M.)

                               BOARD OF DIRECTORS

Mario J. Gabelli, CFA                   Karl Otto Pohl
CHAIRMAN AND CHIEF                      FORMER PRESIDENT
INVESTMENT OFFICER                      DEUTSCHE BUNDESBANK
GABELLI ASSET MANAGEMENT INC.

Anthony J. Colavita                     Werner J. Roeder, MD
ATTORNEY-AT-LAW                         MEDICAL DIRECTOR
ANTHONY J. COLAVITA, P.C.               LAWRENCE HOSPITAL

Vincent D. Enright
FORMER SENIOR VICE PRESIDENT
AND CHIEF FINANCIAL OFFICER
KEYSPAN ENERGY CORP.




                                    OFFICERS

Mario J. Gabelli, CFA                    Bruce N. Alpert
PRESIDENT AND CHIEF                      VICE PRESIDENT JAMES E. MCKEE
INVESTMENT OFFICER                       AND TREASURER

James E. McKee
SECRETARY

                                   DISTRIBUTOR
                             Gabelli & Company, Inc.

                  CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT
                       State Street Bank and Trust Company

                                  LEGAL COUNSEL
                    Skadden, Arps, Slate, Meagher & Flom LLP

--------------------------------------------------------------------------------
This report is submitted for the general information of the shareholders of The Gabelli ABC Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
--------------------------------------------------------------------------------
GAB408Q499SR




                                                [PHOTO OF MARIO GABELLI OMITTED]
THE
GABELLI ABC
[GRAPHIC OMITTED]
FUND

                                                                   ANNUAL REPORT
                                                               DECEMBER 31, 1999